LEASES (Schedule of Components of Lease Expense and Supplemental Cash Flow Information) (Details) $ in Thousands	6 Months Ended
Jun. 30, 2019 USD ($)
Components of lease expense
Operating lease cost	$ 2,667
Short-term lease	39
Total lease expenses	2,706
Supplemental cash flow information
Cash paid for amounts included in the measurement of lease liabilities	2,819
Supplemental non-cash information related to lease liabilities arising from obtaining ROU assets	$ 5,391